UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 26, 2023, Big Lots, Inc. (“we,” “us,” “our” or “Company”) issued a press release (the “Earnings Press Release”) and conducted a conference call, both of which: (i) reported our unaudited results for the first quarter of fiscal 2023; (ii) provided guidance for the second quarter of fiscal 2023; (iii) directed listeners to an investor presentation published on our website on our results for the first quarter of fiscal 2023 (the “Investor Presentation”); and (iv) provided an update on the status of our quarterly cash dividend program.

The Earnings Press Release, the conference call and the Investor Presentation included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted selling and administrative expense rate; (iii) adjusted depreciation expense; (iv) adjusted depreciation rate; (v) adjusted operating loss; (vi) adjusted operating loss rate; (vii) adjusted income tax benefit; (viii) adjusted effective income tax rate; (ix) adjusted net loss; (x) adjusted diluted (loss) earnings per share; (xi) adjusted operating expenses; and (xii) adjusted operating expense rate.

The non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the following items for the periods noted:

Item	Fiscal 2023 First Quarter
After-tax adjustment for synthetic lease exit costs and related expenses of $39.8 million, or $1.37 per diluted share	X
After-tax adjustment for forward distribution center contract termination costs and related expense of $7.1 million, or $0.25 per diluted share	X
After-tax adjustment for store asset impairment charges of $63.4 million, or $2.18 per diluted share	X
After-tax adjustment for gain on sale of real estate and related expenses of $2.9 million, or $0.10 per diluted share	X

The Earnings Press Release and the Investor Presentation posted in the Investor Relations section of our website contain a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the difference between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that disclosure of the non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, which our management believes are more indicative of our ongoing operating results and financial condition. These non-GAAP financial measures, along with the most directly comparable GAAP financial measures, are used by our management to evaluate our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of the Earnings Press Release (Exhibit 99.1), the transcript of our May 26, 2023 conference call (Exhibit 99.2) and the Investor Presentation (Exhibit 99.3), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1, 99.2 and 99.3 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

At our Annual Meeting of Shareholders held on May 23, 2023 (the “2023 Annual Meeting”), our shareholders approved the amended and restated Big Lots 2020 Long-Term Incentive Plan (the “amended and restated 2020 LTIP”) which, among other things, (1) increases the aggregate number of common shares available for issuance under the amended and restated 2020 LTIP by 1,250,000 common shares and (2) imposes a limitation on the recycling of common shares withheld to satisfy tax withholding obligations. The Board of Directors of the Company had previously adopted the amended and restated 2020 LTIP on February 24, 2023, subject to and effective upon shareholder approval. A description of the amended and restated 2020 LTIP was included in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders (the “Proxy Statement”) under the caption “PROPOSAL THREE – APPROVAL OF THE AMENDED AND RESTATED BIG LOTS 2020 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The descriptions of the amended and restated 2020 LTIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the complete text of the amended and restated 2020 LTIP, which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our 2023 Annual Meeting, our shareholders voted on the following proposals, with 4,722,577 broker non-votes for Proposals One, Two, Three and Four and the remaining votes cast as follows:

•Proposal One. To elect ten directors to our Board of Directors:

Director	For	Against
Sandra Y. Campos	15,987,042	1,890,310
James R. Chambers	15,595,964	2,281,388
Sebastian J. DiGrande	17,156,007	721,345
Marla C. Gottschalk	16,930,818	946,534
Cynthia T. Jamison	16,874,105	1,003,247
Christopher J. McCormick	15,716,574	2,160,778
Kimberley A. Newton	17,143,337	734,015
Nancy A. Reardon	17,006,562	870,790
Wendy L. Schoppert	15,845,366	2,031,986
Bruce K. Thorn	17,143,989	733,363

•Proposal Two. To approve the amended and restated 2020 LTIP:

For	16,168,277
Against	1,612,671
Abstain	96,404

•Proposal Three. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2023 Proxy Statement:

For	15,781,030
Against	1,990,740
Abstain	105,582

•Proposal Four. To approve, on an advisory basis, the frequency of our future advisory votes on the compensation of our named executive officers:

1 Year	17,305,539
2 Years	33,697
3 Years	408,297
Abstain	129,819

Based on the voting results above, the Company has determined that it will include a shareholder vote on the compensation of its named executive officers in its future proxy materials on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of its executives.

•Proposal Five. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023:

For	21,814,638
Against	701,128
Abstain	83,563

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 8.01    Other Events.

On May 23, 2023, our Board of Directors suspended the Company’s quarterly cash dividend.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated May 26, 2023.

	99.2	Big Lots, Inc. edited conference call transcript dated May 26, 2023.

	99.3	Big Lots, Inc. investor presentation on our results for the first quarter of fiscal 2023 dated May 26, 2023.

	10.1	Amended and Restated Big Lots 2020 Long-Term Incentive Plan.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: May 30, 2023	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary